Exhibit 99.1


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

                                 $1,255,522,000
                                  (APPROXIMATE)
                            GS AUTO LOAN TRUST 2004-1
             GOLDMAN SACHS ASSET BACKED SECURITIES CORP., DEPOSITOR

OVERVIEW OF THE OFFERED NOTES
---------------------------------------------------------------------------------------------------------------------------
                 PRINCIPAL       INITIAL
 CLASS OF         BALANCE        CREDIT              ESTIMATED AVG.  PRINCIPAL PAYMENT   FINAL SCHEDULED   MOODY'S AND S&P
 NOTES(1)      (APPROXIMATE)     SUPPORT   COUPON    LIFE (YRS)(2)       WINDOW(2)        PAYMENT DATE     EXPECTED RATINGS
---------------------------------------------------------------------------------------------------------------------------
   A-1(3)       $341,331,000      7.75%      [ ]%         0.33          03/04-10/04       February 2005       P-1 / A-1+
---------------------------------------------------------------------------------------------------------------------------
   A-2          $278,090,000      7.75%      [ ]%         1.00          10/04-7/05         August 2006        Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------
   A-3          $334,292,000      7.75%      [ ]%         1.90          7/05-08/06        December 2007       Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------
   A-4          $218,574,000      7.75%      [ ]%         2.93          08/06-03/07         May 2011          Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------
    B            $56,549,000      3.30%      [ ]%         1.57          10/04-3/07          May 2011            A2 / A
---------------------------------------------------------------------------------------------------------------------------
    C            $26,686,000      1.20%      [ ]%         1.52          11/04-12/06         May 2011          Baa2 / BBB
---------------------------------------------------------------------------------------------------------------------------
    TOTAL     $1,255,522,000
---------------------------------------------------------------------------------------------------------------------------

     (1) Based on investor demand, the Class A-2, Class A-3, and Class A-4 Notes may contain floating rate tranches (A-2-B, A-3-B, and A-4-B).
     (2) Assuming payment based on a pricing speed of 1.50% ABS and a 10% Cleanup Call.
     (3)  Rule 2A7 eligible.

SELECTED POOL DATA AS OF DECEMBER 31, 2003 ("STATISTICAL CUT-OFF DATE")

                                                                                   TOTAL
---------------------------------------------------------------------------------------------
Outstanding Principal Balance:                                                 $1,312,837,706
Number of Receivables:                                                                 81,957
Average Outstanding Principal Balance:                                                $16,019
Average Original Amount Financed:                                                     $19,785
Weighted Average Gross Coupon:                                                         6.359%
Weighted Average Original Term:                                                     63 months
Weighted Average Remaining Term:                                                    52 months
Weighted Average Seasoning:                                                         11 months
New / Used Composition (by % of Outstanding Principal Balance):        63.1% New / 36.9% Used
HNB / FMCC Composition (by % of Outstanding Principal Balance):        71.6% HNB / 28.4% FMCC
----------------------------------------------------------------------------------------------

FEATURES OF THE TRANSACTION

o Collateral consists of automobile and light truck retail loans and installment sale contracts (the "Receivables") originated and serviced by either The Huntington National Bank ("HNB") or Ford Motor Credit Company ("FMCC").
o Credit support for the Notes is provided through a senior / subordinated concurrent pay structure, overcollateralization and excess spread. The initial amount of credit support is 7.75% for the Class A Notes, 3.30% for the Class B Notes and 1.20% for the Class C Notes. Initial Overcollateralization is -1.10% of the initial pool balance. Target Overcollateralization is 2.00% of outstanding pool balance with a floor 1.00% of initial pool balance.
o No more than 0.25% of the Receivables are 30 days or more delinquent as of December 31, 2003.
o The Class A, Class B and Class C Notes (the "Offered Notes") in the above table will be registered under a registration statement filed with the Securities and Exchange Commission. The Class D Notes are not being offered hereby.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

TIME TABLE

STATISTICAL CUT-OFF DATE:   December 31, 2003
CUT-OFF DATE:               January 31, 2004
PRICING DATE:               Week of February 9, 2004
EXPECTED SETTLEMENT:        February 19, 2004
FIRST PAYMENT DATE:         March 15, 2004

KEY TERMS

DEPOSITOR:                    Goldman Sachs Asset Backed Securities Corp.

ISSUER: GS Auto Loan Trust 2004-1, a Delaware statutory trust established by Goldman Sachs Asset Backed Securities Corp. and the Owner Trustee

ORIGINATORS:                  The Huntington National Bank and Ford Motor Credit
                              Company

SERVICER:                     Goldman Sachs Mortgage Company

RECEIVABLES SERVICERS:        The Huntington National Bank and Ford Motor Credit
                              Company

LEAD MANAGER:                 Goldman, Sachs & Co.

CO-MANAGER:                   Huntington Capital Corp.

INDENTURE TRUSTEE:            Wells Fargo Bank, National Association, a national
                              banking association

OWNER TRUSTEE:                Wilmington Trust Company, a Delaware banking
                              corporation

OFFERED NOTES                 Class A, Class B and Class C Notes. The class D
                              notes are not being offered hereby.

SERVICING FEE:                1.02% per annum

PAYMENT DATE:                 15th day of the month or the following Business
                              Day

RECORD DATE:                  For any Payment Date, the close of business on the
                              day immediately preceding such Payment Date unless
                              Definitive Notes are issued for the Offered Notes, in which case the Record Date will be the last day of the month immediately preceding the Payment
                              Date

PREPAYMENT PRICING SPEED:     1.50% ABS

INTEREST ACCRUAL:             On a 30/360 basis except for the Class A-1, Class
                              A-2-B, Class A-3-B, and Class A-4-B which accrue on an actual/360 basis; the accrual period is from the 15th of the month preceding the Payment Date
                              (or from the Closing Date, in the case of the first interest accrual period) to, but not including the 15th of the month of such Payment
                              Date

OPTIONAL CALL:                The Notes will have a 10% optional redemption
                              provision

RATING AGENCIES:              The Notes are being rated by Moody's and S&P

ERISA ELIGIBLE:               The Offered Notes are generally eligible for
                              purchase by employee benefit plans, however, prospective purchasers should consult their own counsel

TAX STATUS:                   The Offered Notes will be characterized as debt

REGISTRATION AND CLEARANCE:   Book entry: DTC Same Day Funds, Clearstream, or
                              Euroclear for the Offered Notes

MINIMUM DENOMINATIONS:        $1,000 and integral multiples thereof for the
                              Offered Notes


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

TRANSACTION MECHANICS

Huntington and Ford have sold their respective Receivables to GS Whole Loan Trust, and GS Whole Loan Trust, as the Seller, will sell the Receivables to Goldman Sachs Asset Backed Securities Corp., the Depositor. The Depositor will sell the Receivables to GS Auto Loan Trust 2004-1, the Issuer, in exchange for the securities. The Depositor will sell the Offered Securities to the underwriters. Huntington and FMCC, as Receivable Servicers, continue to process obligor payments and collect the Receivables. Each month the Receivable Servicers continue to service and transfer collections to the indenture trustee, which will use them to pay its expenses and to pay principal and interest on the Securities.

A Receivables Servicers fee will be paid to the Receivables Servicer. The Receivables Servicer Servicing Fees for each Payment Date will equal 1/12 of 1.00% of the outstanding collateral principal balance, serviced by each Receivables Servicer, at the beginning of the Collection Period preceding the Payment Date. Each Receivables Servicer may net its receivables servicer servicing fee from collections on receivables serviced by it. To the extent that any portion of the receivables servicer servicing fee is not so netted, the Servicer will pay that portion of the receivables servicer servicing fee to the applicable Receivables Servicer. If Goldman Sachs Mortgage Company is the Servicer, it will deposit the Receivables Servicer Supplemental Payment Amount for each Payment Date into the collection account on the business day prior to that Payment Date.

                               [GRAPHIC OMITTED]

CREDIT ENHANCEMENT

Credit enhancement for the Class A Notes will be provided by the subordination of the Class B Notes, the Class C Notes and the Class D Notes, over-collateralization, and excess spread.

Credit enhancement for the Class B Notes will be provided by the subordination of the Class C Notes and the Class D Notes, over-collateralization, and excess spread.

Credit enhancement for the Class C Notes will be provided by the subordination of the Class D Notes, over-collateralization, and excess spread.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

-----------------------------------------------------------------------------------------------------------------------------
                                                                                INITIAL CREDIT        TARGET C. E. (AS A %
                          PRINCIPAL BALANCE         % OF (INITIAL POOL      ENHANCEMENT (AS A % OF     OF OUTSTANDING POOL
                                                         BALANCE)           INITIAL POOL BALANCE)           BALANCE)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A NOTES              $ 1,172,287,000                92.25%                     7.75%                   12.00%
CLASS B NOTES              $    56,549,000                 4.45%                     3.30%                    7.50%
CLASS C NOTES              $    26,686,000                 2.10%                     1.20%                    5.50%
CLASS D NOTES              $    29,228,000                 2.30%                       N/A                      N/A
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                      $ 1,284,750,000               101.10%
-----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS

All classes of Notes will receive monthly principal payments, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of the Target Overcollateralization Level or the following respective approximate percentages of the pool balance (as of the end of the related collection period): 12.0% for the Class A Notes; 7.5% for the Class B Notes; 5.5% for the Class C Notes. Principal will be paid on the Notes according to the Priority of Payments from funds on deposit in the Principal Distribution Account, which will be funded from Available Funds as described below under "Priority of Payments."

If on any Payment Date the Three-Month Annualized Net Loss Ratio exceeds the Sequential Principal Payment Trigger Percentage (1.5% year 1, 2.25% year 2 and 2.5% thereafter) in effect on that Payment Date, then on each such Payment Date until the Three-Month Annualized Net Loss Ratio is reduced below the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, principal of the Notes of each class will be paid sequentially, starting with most senior and earliest maturing class of Notes then outstanding (beginning with the Class A-1 Notes), until each class in order of priority is paid in full.

OVERCOLLATERALIZATION

On the Closing Date, the pool balance will not equal the total balance of the Notes; thereafter overcollateralization will be built up through the mechanism of the Principal Payment Amount calculation for each class of Notes whereby the balance of the Notes is required to be reduced below the pool balance such that overcollateralization equal to the Target Overcollateralization Level is created.

PRIORITY OF PAYMENTS

Beginning on March 15, 2004, and on each Payment Date thereafter, distributions of Available Funds will be made in the order and priority as follows:

     1. if Goldman Sachs Mortgage Company is not the servicer, to the servicer, any accrued and unpaid Servicing Fees for the related collection period (and to the servicer, any accrued and unpaid Servicing Fees from prior collection periods);

     2. to the swap counterparty, the Net Swap Payment, if any, for that payment date;

     3. (i) pro rata (a) to the indenture trustee, the Indenture Trustee Fee for the related collection period (and any accrued and unpaid Indenture Trustee Fees from prior collection periods), and (b) to the owner trustee, the Owner Trustee Fee for the related collection period (and any accrued and unpaid Owner Trustee Fees from prior collection periods), and then (ii) PRO RATA to the indenture trustee and the owner trustee, any other accrued and unpaid amounts (including reasonable legal fees and expenses) owed to the indenture trustee and the owner trustee not to exceed $100,000 in the aggregate in any consecutive twelve (12) month period;

     4. pro rata (a) to the Class A noteholders, ratably, the Class A Interest Payment Amount for that payment date and (b) to the swap counterparty, any Senior Swap Termination Payment for that payment date;

     5. to the principal distribution account, for distribution as described under "PRINCIPAL PAYMENT AMOUNTS", the First Allocation of Principal for that payment date;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

     6.   to the Class B noteholders, ratably, the Class B Interest Payment
          Amount;

     7. to the principal distribution account, for distribution as described under "PRINCIPAL PAYMENT AMOUNTS", the Second Allocation of Principal for that payment date;

     8.   to the Class C noteholders, ratably, the Class C Interest Payment
          Amount;

     9. to the principal distribution account, for distribution as described under "PRINCIPAL PAYMENT AMOUNTS", the Third Allocation of Principal for that payment date;

     10. to the Class D noteholders, the Class D Interest Payment Amount for that payment date;

     11. to the principal distribution account, for distribution as described under "PRINCIPAL PAYMENT AMOUNTS", the Regular Allocation of Principal for that payment date;

     12. if Goldman Sachs Mortgage Company is the servicer, to the servicer, the Servicing Fee for the related collection period (and any accrued and unpaid Servicing Fees from prior collection periods);

     13. to the principal distribution account, for distribution as described under "PRINCIPAL PAYMENT AMOUNTS", the Excess Allocation of Principal for that payment date;

     14. to the swap counterparty, any Subordinated Swap Termination Payment for that payment date;

     15. to the applicable party, any accrued and unpaid fees or expenses (including reasonable legal fees and expenses) or any other amounts owed by the issuer to such party, to the extent not paid pursuant to clauses (1) through (14) above; and

     16. the remainder, if any, to the certificate distribution account for distribution to the certificateholders.

PRINCIPAL PAYMENT AMOUNTS

Principal payments will be made to the Noteholders in an amount generally equal to the Regular Principal Allocation for each Payment Date and Excess Allocation of Principal, only if the Target Overcollaterization Level has not been met. On each Payment Date, the applicable portion of Available Funds will be deposited into the Principal Distribution Account in accordance with the priorities set forth above in the section titled "Priority of Payments". Principal payments from amounts on deposit in the Principal Distribution Account on each Payment Date will be allocated among the various classes of Notes in the following order of priority:

     (1)  to the Class A Notes, the Class A Principal Payment Amount;

     (2)  to the Class B Notes, the Class B Principal Payment Amount;

     (3)  to the Class C Notes, the Class C Principal Payment Amount; and

     (4)  to the Class D Notes, the Class D Principal Payment Amount.

Amounts applied to the Class A Notes in respect of principal will be allocated to the holders of the various classes of Class A Notes in the following order of priority:

     (1) to the principal amount of the Class A-1 Notes until such principal amount is paid in full;

     (2) pro rata, to the principal amount of the Class A-2-A Notes and the Class A-2-B Notes until such principal amount is paid in full;

     (3) pro rata, to the principal amount of the Class A-3-A Notes and the Class A-3-B Notes until such principal amount is paid in full; and

     (4) pro rata, to the principal amount of the Class A-4-A Notes and the Class A-4-B Notes until such principal amount is paid in full.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


                     DISTRIBUTION OF AVAILABLE FUNDS ON EACH
               PAYMENT DATE WHEN NO EVENT OF DEFAULT HAS OCCURRED


                               [GRAPHIC OMITTED]


DEFINITIONS

     "AVAILABLE COLLECTIONS" means, for any payment date, the sum of the following amounts for the collection period preceding that payment date:

     (i) all amounts received from the receivables servicers with respect to that collection period which represent:

          o    payments by or on behalf of obligors on the receivables;

          o    Liquidation Proceeds;

          o proceeds under physical damage and other insurance policies relating to the obligors or the financed vehicles;

          o any other amounts received from the receivables servicers in respect of the receivables which are required to be remitted to the holder of the applicable receivables; and

     (ii) amounts representing the purchase price received for receivables which were required to be purchased by the receivables servicer under the applicable Originator Agreement; provided, however, that in calculating the Available Collections the following will be excluded:
          (a) any portion of the receivables servicer servicing fee retained by a receivables servicer from collections in respect of the receivables serviced by it; (b) any amounts with respect to receivables purchased by an originator or receivables servicer for which the purchase price of which has been included in the Available Collections for a prior collection period; (c) any Supplemental Servicing Fees and (d) any amounts that the receivables servicers are entitled to retain under their respective receivables servicing agreements.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

     "AVAILABLE FUNDS" means, with respect to any payment date, the sum of:

     (i)   the Available Collections for the related collection period;

     (ii) amounts paid to purchase or repurchase receivables due to the breach of certain covenants or the breach of certain representations concerning the receivables;

     (iii) Net Swap Receipts, if any, for such payment date and certain other amounts in connection with the interest rate swap transactions that are required to be included in Available Funds pursuant to the sale and servicing agreement; and

     (iv)  the Receivables Servicer Supplemental Payment Amount.

     "CLASS A INTEREST PAYMENT AMOUNT" means, with respect to any payment date, the sum of the Class A-1 Interest Payment Amount for that payment date, the Class A-2-A Interest Payment Amount for that payment date, the Class A-2-B Interest Payment Amount for that payment date, the Class A-3-A Interest Payment Amount for that payment date, the Class A-3-B Interest Payment Amount for that payment date, the Class A-4-A Interest Payment Amount for that payment date and the Class A-4-B Interest Payment Amount for that payment date.

     "CLASS A PRINCIPAL PAYMENT AMOUNT" means, with respect to any payment date, an amount equal to the greater of (a) the outstanding principal amount of the Class A-1 notes immediately prior to that payment date and (b) an amount equal to (i) the outstanding principal amount of the Class A notes immediately prior to that payment date MINUS (ii) the lesser of (A) 88.0% of the aggregate principal balance of the receivables as of the last day of the related collection period and (B) an amount equal to (1) the aggregate principal balance of the receivables as of the last day of the related collection period MINUS (2) the Target Overcollateralization Level for that payment date; PROVIDED, HOWEVER, that, unless the Class A notes have been paid in full, for any payment date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date, the Class A Principal Payment Amount will be 100% of the Regular Allocation of Principal for that payment date; PROVIDED, FURTHER, that on the final scheduled payment date of any class of Class A notes, the Class A Principal Payment Amount will not be less than the amount that is necessary to pay that class of Class A notes in full; and PROVIDED, FURTHER, that the Class A Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class A notes on that payment date.

     "CLASS A-1 INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-1 Interest Rate times (ii) the actual number of days from and including the closing date to and excluding the initial payment date times (iii) the aggregate initial principal balance of the Class A-1 notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) 1/360 of the Class A-1 Interest Rate times (y) the actual number of days from and including the immediately preceding payment date to and excluding that subsequent payment date times (z) the aggregate outstanding principal balance of the Class A-1 notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-1 notes on that immediately preceding payment date and (ii) the amount of Class A-1 Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-1 Interest Rate.

     "CLASS A-1 INTEREST RATE" means [ ]%.

     "CLASS A-2-A INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-2-A Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times
          (iii) the aggregate initial principal balance of the Class A-2-A notes as of the closing date; and


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

     o with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class A-2-A Interest Rate times (y) the aggregate outstanding principal balance of the Class A-2-A notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-2-A notes on such immediately preceding payment date and (ii) the amount of Class A-2-A Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-2-A Interest Rate.

     "CLASS A-2-A INTEREST RATE" means [ ]%.

     "CLASS A-2-B INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-2-B Interest Rate times (ii) the actual number of days from and including the closing date to and excluding the initial payment date times (iii) the aggregate initial principal balance of the Class A-2-B notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) 1/360 of the Class A-2-B Interest Rate times (y) the actual number of days from and including the immediately preceding payment date to and excluding that subsequent payment date times (z) the aggregate outstanding principal balance of the Class A-2-B notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-2-B notes on that immediately preceding payment date and (ii) the amount of Class A-2-B Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-2-B Interest Rate.

     "CLASS A-2-B INTEREST RATE" means LIBOR plus [ ]%.

     "CLASS A-3-A INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-3-A Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times
          (iii) the aggregate initial principal balance of the Class A-3-A notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class A-3-A Interest Rate times (y) the aggregate outstanding principal balance of the Class A-3-A notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-3-A notes on such immediately preceding payment date and (ii) the amount of Class A-3-A Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-3-A Interest Rate.

     "CLASS A-3-A INTEREST RATE" means [ ]%.

     "CLASS A-3-B INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-3-B Interest Rate times (ii) the actual number of days from and including the closing date to and excluding the initial payment date times (iii) the aggregate initial principal balance of the Class A-3-B notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) 1/360 of the Class A-3-B Interest Rate times (y) the actual number of days from and including the immediately preceding payment date to and excluding that subsequent payment date times (z) the aggregate outstanding principal balance of the Class A-3-B notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-3-B notes on that immediately preceding payment date and (ii) the amount of Class A-3-B Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-3-B Interest Rate.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

     "CLASS A-3-B INTEREST RATE" means LIBOR plus [ ]%.

     "CLASS A-4-A INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-4-A Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times
          (iii) the aggregate initial principal balance of the Class A-4-A notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class A-4-A Interest Rate times (y) the aggregate outstanding principal balance of the Class A-4-A notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-4-A notes on such immediately preceding payment date and (ii) the amount of Class A-4-A Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-4-A Interest Rate.

     "CLASS A-4-A INTEREST RATE" means [ ]%.

     "CLASS A-4-B INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class A-4-B Interest Rate times (ii) the actual number of days from and including the closing date to and excluding the initial payment date times (iii) the aggregate initial principal balance of the Class A-4-B notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) 1/360 of the Class A-4-B Interest Rate times (y) the actual number of days from and including the immediately preceding payment date to and excluding that subsequent payment date times (z) the aggregate outstanding principal balance of the Class A-4-B notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-3-B notes on that immediately preceding payment date and (ii) the amount of Class A-4-B Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-4-B Interest Rate.

     "CLASS A-4-B INTEREST RATE" means LIBOR plus [ ]%.

     "CLASS B INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class B Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times
          (iii) the aggregate initial principal balance of the Class B notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class B Interest Rate times (y) the aggregate outstanding principal balance of the Class B notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class B notes on such immediately preceding payment date and (ii) the amount of Class B Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class B Interest Rate.

     "CLASS B PRINCIPAL PAYMENT AMOUNT" means, with respect to any payment date, an amount equal to (a) the sum of (i) the outstanding principal amount of the Class A notes (after taking into account distribution of the Class A Principal Payment Amount on that payment date) and (ii) the outstanding principal amount of the Class B notes immediately prior to that payment date MINUS (b) the lesser of (i) 92.5% of the aggregate principal balance of the receivables as of the last


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


day of the related collection period and (ii) an amount equal to (A) the aggregate principal balance of the receivables as of the last day of the related collection period MINUS (B) the Target Overcollateralization Level for that payment date; PROVIDED, HOWEVER, that, for any payment date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date, the Class B Principal Payment Amount will be an amount equal to (x) 100% of the Regular Allocation of Principal for that payment date MINUS (y) the Class A Principal Payment Amount for that payment date; PROVIDED, FURTHER, that on the final scheduled payment date of any class of Class B notes, the Class B Principal Payment Amount will not be less than the amount that is necessary to pay that class of Class B notes in full; and PROVIDED, FURTHER, that the Class B Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class B notes on that payment date.

     "CLASS B INTEREST RATE" means [   ]%.

     "CLASS C INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class C Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times
          (iii) the aggregate initial principal balance of the Class C notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class C Interest Rate times (y) the aggregate outstanding principal balance of the Class C notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class C notes on such immediately preceding payment date and (ii) the amount of Class C Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class C Interest Rate.

     "CLASS C INTEREST RATE" means [ ]%.

     "CLASS C PRINCIPAL PAYMENT AMOUNT" means, with respect to any payment date, an amount equal to (a) the sum of (i) the outstanding principal amount of the Class A notes (after taking into account distribution of the Class A Principal Payment Amount on that payment date), (ii) the outstanding principal amount of the Class B notes (after taking into account distribution of the Class B Principal Payment Amount on that payment date) and (iii) the outstanding principal amount of the Class C notes immediately prior to that payment date MINUS (b) the lesser of (i) 94.5% of the aggregate principal balance of the receivables as of the last day of the related collection period MINUS (B) the Target Overcollateralization Level for such payment date; PROVIDED, HOWEVER, that for any payment date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date, the Class C Principal Payment Amount will be an amount equal to (x) 100% of the Regular Allocation of Principal for that payment date MINUS (y) an amount equal to the sum of (1) the Class A Principal Payment Amount for that payment date PLUS (2) the Class B Principal Payment Amount for that payment date; PROVIDED, FURTHER, that on the final scheduled payment date of any class of Class C notes, the Class C Principal Payment Amount will not be less than the amount that is necessary to pay that class of Class C notes in full; and PROVIDED, FURTHER, that the Class C Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class C notes on that payment date.

     "CLASS D INTEREST PAYMENT AMOUNT" means:

     o with respect to the initial payment date, the product of (i) 1/360 of the Class D Interest Rate times (ii) the number of days from and including the closing date to and excluding the initial payment date (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the aggregate initial principal balance of the Class D notes as of the closing date; and

     o with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class D Interest Rate times (y) the aggregate outstanding principal balance of the Class D notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class D notes on such immediately preceding payment date and (ii) the amount of Class D Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class D Interest Rate.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


     "CLASS D INTEREST RATE" means [ ]%.

     "CLASS D PRINCIPAL PAYMENT AMOUNT" means, with respect to any payment date, an amount equal to (a) 100% of the Regular Allocation of Principal for that payment date MINUS (b) an amount equal to the sum of (i) the Class A Principal Payment Amount for that payment date, (ii) the Class B Principal Payment Amount for that payment date and (iii) the Class C Principal Payment Amount for that payment date; PROVIDED, HOWEVER, that, on the final scheduled payment date for the Class D notes, the Class D Principal Payment Amount will not be less than the amount that is necessary to pay the Class D notes in full; and PROVIDED, FURTHER, that the Class D Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class D notes on that payment date.

     "EXCESS ALLOCATION OF PRINCIPAL" means, with respect to any payment date, an amount not less than zero equal to the excess, if any, of (a) the aggregate outstanding principal amount of all the notes as of the preceding payment date (after giving effect to any principal payments made on the notes on that preceding payment date); over (b) the sum of (i) the aggregate principal amount of the receivables at the end of the collection period preceding that payment date minus the Target Overcollateralization Level with respect to that payment date; and (ii) the sum of the First Allocation of Principal, if any, the Second Allocation of Principal, if any, the Third Allocation of Principal, if any, and the Regular Allocation of Principal, if any, each with respect to that payment date; PROVIDED, HOWEVER, that the Excess Allocation of Principal will not exceed the aggregate outstanding principal amount of all the notes on that payment date (after giving effect to any principal payments made on the securities on that payment date in respect of the First Allocation of Principal, if any, the Second Allocation of Principal, the Third Allocation of Principal and the Regular Allocation of Principal, if any); and PROVIDED, FURTHER, that on or after the final scheduled payment date relating to the Class D notes, the Excess Allocation of Principal shall not be less than the amount that is necessary to reduce the balance of the Class D notes to zero.

     "FIRST ALLOCATION OF PRINCIPAL" means, with respect to any payment date, an amount equal to the excess, if any, of (x) the aggregate principal balance of the Class A notes as of the preceding payment date (after giving effect to any principal payments made on the Class A notes on that preceding payment date) or, in the case of the initial payment date, the closing date, over (y) the aggregate principal balance of the receivables as of the end of the related collection period; PROVIDED, HOWEVER, that the First Allocation of Principal for any payment date on or after the final scheduled payment date for any class of Class A notes shall not be less than the amount that is necessary to reduce the outstanding principal amount for that class of Class A notes to zero.

     "LIQUIDATED RECEIVABLE" means any receivable that, by its terms, is in default and (i) as to which the applicable receivables servicer has repossessed and disposed of the related financed vehicle or (ii) any other condition has occurred under the applicable servicing agreement which requires the receivable to be treated as a "liquidated receivable," "defaulted receivable" or similar concept.

     "LIQUIDATION PROCEEDS" means, with respect to any Liquidated Receivable, all amounts collected in connection with the liquidation of that Liquidated Receivable, net of any expenses or other amounts the applicable receivables servicer is permitted to deduct under the related originator agreement.

     "NET LIQUIDATION LOSSES" means, with respect to any collection period, the amount, if any, by which (a) the aggregate principal balance of all receivables that became Liquidated Receivables during that collection period exceeds (b) any and all recoveries received during that collection period.

     "NET SWAP PAYMENTS" means, for any interest rate swap transaction, the net amount with respect to regularly scheduled payments, if any, owed by the issuer to the swap counterparty on any payment date, including prior unpaid Net Swap Payments and any interest accrued thereon under that interest rate swap transaction. "Net Swap Payments" do not include Swap Termination Payments.

     "NET SWAP RECEIPTS" means, for any interest rate swap transaction, the net amounts owed by the related swap counterparty to the issuer, if any, on any payment date, excluding Swap Termination Payments under that interest rate swap transaction.

     "RECEIVABLES SERVICER SERVICING FEE" means, with respect to a collection period and a receivables servicer, the fee payable to that receivables servicer for services rendered during that collection period, which will equal one-twelfth of the Receivables Servicing Fee Rate multiplied by the aggregate principal balance of those receivables serviced by that

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


receivables servicer as of the first day of such collection period.

     "RECEIVABLES SERVICING FEE RATE" means 1.00% per annum.

     "RECEIVABLES SERVICER SUPPLEMENTAL PAYMENT AMOUNT" means, with respect to any payment date, the lesser of (a) any amount that was retained or netted by the Receivables Servicers from collections received during the related Collection Period in respect of the Receivables Servicer Servicing Fee for that payment date and (b) the excess, if any, of (i) the aggregate amount required to pay in full those payments described in clauses (1) through (11) above under "PRIORITY OF PAYMENTS" for that Payment Date over (ii) the Available Funds (excluding clause (iv) thereof) for that payment date.

     "REGULAR ALLOCATION OF PRINCIPAL" means, with respect to any payment date, an amount not less than zero equal to (a) the excess, if any, of (i) aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the beginning of the related collection period minus the aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the end of the related collection period over (ii) the sum of the First Allocation of Principal for such Payment Date, the Second Allocation of Principal for such Payment Date and the Third Allocation of Principal for such Payment Date, minus (b) the excess, if any, of (i) the aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the beginning of the related collection period minus the aggregate outstanding principal amount of the notes as of the beginning of the related collection period over (ii) the Target Overcollateralization Level for that payment date.

     "SECOND ALLOCATION OF PRINCIPAL" means, with respect to any payment date, an amount not less than zero equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A notes and the Class B notes as of the preceding payment date (after giving effect to any principal payments made on the Class A notes and the Class B notes on that preceding payment date) or, in the case of the initial payment date, the closing date, over (y) the aggregate principal balance of the receivables as of the end of the related collection period MINUS (2) the First Allocation of Principal for that payment date; PROVIDED, HOWEVER, that the Second Allocation of Principal shall not exceed the sum of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes on that payment date (after giving effect to any principal payments made on the Class A notes and the Class B notes on that payment date in respect of the First Allocation of Principal, if any); PROVIDED, FURTHER, HOWEVER, that the Second Allocation of Principal for any payment date on or after the final scheduled payment date for any class of Class B notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of that class of Class B notes to zero.

     "SENIOR SWAP TERMINATION PAYMENT" means any Swap Termination Payment owed by the issuer to the swap counterparty under an interest rate swap transaction arising due to (1) the failure of the issuer to make payments due under that interest rate swap agreement and (2) the occurrence of certain bankruptcy and insolvency events of the issuer.

     "SEQUENTIAL PRINCIPAL PAYMENT TRIGGER PERCENTAGE" means, with respect to each Determination Date occurring within the time periods set forth below, the percentage corresponding thereto:

     DETERMINATION DATE                                           PERCENTAGE
     ------------------                                           ----------
     March 2004 through and including January 2005                   1.50%
     February 2005 through and including January 2006                2.25%
     February 2006 and thereafter                                    2.50%

     "SERVICING FEE" means, with respect to a collection period, a fee payable to the servicer equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate principal balance of the receivables as of the first day of the collection period.

     "SERVICING FEE RATE" means 1.02% per annum.

     "SUBORDINATED SWAP TERMINATION PAYMENT" means any Swap Termination Payment owed by the issuer to the swap counterparty under an interest rate swap transaction other than a Senior Swap Termination Payment.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


     "SUPPLEMENTAL SERVICING FEES" means late fees, NSF check fees or other amounts entitled to be returned by the receivables servicers.

     "SWAP TERMINATION PAYMENTS" means any payments due to the swap counterparty by the issuer or to the issuer by the swap counterparty under an interest rate swap transaction, including interest that may accrue thereon, due to a termination of that interest rate swap transaction due to an "event of default" or "termination event" under that interest rate swap transaction.

     "TARGET OVERCOLLATERALIZATION LEVEL" means, on any payment date, the greater of (a) 2.00% of the outstanding principal balance of the receivables as of the end of the related collection period and (b) 1.00% of the initial principal balance of the receivables.

     "THIRD ALLOCATION OF PRINCIPAL" means, with respect to any payment date, an amount not less than zero equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A notes, the Class B notes and the Class C notes as of the preceding payment date (after giving effect to any principal payments made on the Class A notes, the Class B notes and the Class C notes on that preceding payment date) or, in the case of the initial payment date, the closing date, over (y) the aggregate principal balance of the receivables as of the end of the related collection period MINUS (2) the First Allocation of Principal and the Second Allocation of Principal for that payment date; PROVIDED, HOWEVER, that the Third Allocation of Principal shall not exceed the sum of the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C notes on that payment date (after giving effect to any principal payments made on the Class A notes, the Class B notes and the Class C notes on that payment date in respect of the First Allocation of Principal and the Second Allocation of Principal, if any); PROVIDED, FURTHER, HOWEVER, that the Third Allocation of Principal for any payment date on or after the final scheduled payment date for any class of Class C notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of that class of Class C notes to zero.

     "THREE-MONTH ANNUALIZED NET LOSS RATIO" means, with respect to any date of determination, the product of (x) twelve and (y) the average of the Monthly Net Loss Ratios for each of the three preceding collection periods (or if prior to three months from the closing date, the number of whole collection periods since the cut-off date). For the purpose of this definition, the "Monthly Net Loss Ratio" means, for the last day of any collection period, a fraction expressed as a percentage, the numerator of which is equal to the Net Liquidation Losses for that collection period and the denominator of which is equal to the aggregate principal balance of the receivables as of the first day of that collection period.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


SELECTED LOAN DATA

               THE RECEIVABLES AS OF THE STATISTICAL CUT-OFF DATE

Outstanding Principal Balance:                                                        $1,312,837,706
Number of Receivables:                                                                        81,957
Average Outstanding Principal Balance:                                                       $16,019
Average Original Amount Financed:                                                            $19,785
Weighted Average Gross Coupon:                                                                6.359%
Weighted Average Original Term:                                                            63 months
Weighted Average Remaining Term:                                                           52 months
Weighted Average Seasoning:                                                                11 months
New / Used Composition (by % of Outstanding Principal Balance):               63.1% New / 36.9% Used
HNB / FMCC Composition (by % of Outstanding Principal Balance):               71.6% HNB / 28.4% FMCC


        DISTRIBUTION OF THE RECEIVABLES BY OUTSTANDING PRINCIPAL BALANCE
                       AS OF THE STATISTICAL CUT-OFF DATE

                                           NO. OF                NO. OF                PRINCIPAL             PRINCIPAL
PRINCIPAL BALANCE                      RECEIVABLES (#)       RECEIVABLES (%)          BALANCE ($)           BALANCE (%)
-----------------                      ---------------       ---------------          -----------           -----------
$1 - $5,000                                 2,853                  3.5%                 $9,785,526                0.7%
$5,001 - $10,000                           14,986                 18.3                 118,690,864                9.0
$10,001 - $15,000                          23,492                 28.7                 293,863,341               22.4
$15,001 - $20,000                          18,918                 23.1                 328,134,194               25.0
$20,001 - $25,000                          11,895                 14.5                 264,822,535               20.2
$25,001 - $30,000                           5,920                  7.2                 160,845,652               12.3
$30,001 - $35,000                           2,425                  3.0                  77,807,170                5.9
$35,001 - $40,000                             912                  1.1                  33,720,655                2.6
$40,001 - $45,000                             354                  0.4                  14,893,688                1.1
$45,001 +                                     202                  0.2                  10,274,083                0.8
----------------------------            ------------          ------------       --------------------         -----------
Total                                      81,957                100.0%             $1,312,837,706              100.0%

Column totals may not add to 100.0% due to rounding.

            DISTRIBUTION OF RECEIVABLES BY STATE OF OBLIGOR RESIDENCE
                       AS OF THE STATISTICAL CUT-OFF DATE

                                            NO. OF                NO. OF               PRINCIPAL             PRINCIPAL
STATE                                   RECEIVABLES (#)       RECEIVABLES (%)         BALANCE ($)           BALANCE (%)
-----------------                      ---------------       ---------------          -----------           -----------
Ohio                                       22,112                 27.0%              $349,657,133                26.6%
Michigan                                    9,291                 11.3                129,365,345                 9.9
Florida                                     8,804                 10.7                147,284,895                11.2
Indiana                                     7,791                  9.5                127,285,722                 9.7
Kentucky                                    6,372                  7.8                105,732,933                 8.1
Other (1)                                  27,587                 33.7                453,511,678                34.5
----------------------------            ------------          ------------       --------------------         -----------
Total                                      81,957                100.0%            $1,312,837,706               100.0%

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the outstanding principal balance


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
                                                                              14

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


                     DISTRIBUTION OF THE RECEIVABLES BY APR
                       AS OF THE STATISTICAL CUT-OFF DATE

                                            NO. OF                 NO. OF              PRINCIPAL            PRINCIPAL
APR                                     RECEIVABLES (#)       RECEIVABLES (%)         BALANCE ($)          BALANCE (%)
---                                     ---------------       ---------------         -----------          -----------
Below 5.00%                                 25,114                  30.6%            $439,349,916             33.5%
5.00- 5.49%                                  3,285                   4.0               56,210,463              4.3
5.50- 5.99%                                  7,159                   8.7              121,784,851              9.3
6.00- 6.49%                                  3,965                   4.8               67,623,719              5.2
6.50- 6.99%                                  6,295                   7.7              105,401,929              8.0
7.00- 7.49%                                  4,059                   5.0               67,846,074              5.2
7.50- 7.99%                                  5,933                   7.2               93,510,620              7.1
8.00- 8.49%                                  3,651                   4.5               59,059,614              4.5
8.50- 8.99%                                  4,872                   5.9               74,222,738              5.7
9.00- 9.49%                                  2,865                   3.5               43,653,628              3.3
9.50- 9.99%                                  3,450                   4.2               48,828,319              3.7
10.00-10.49%                                 1,605                   2.0               21,546,606              1.6
10.50-10.99%                                 1,956                   2.4               25,909,401              2.0
11.00-11.49%                                 1,134                   1.4               14,010,644              1.1
11.50-11.99%                                 1,434                   1.7               18,027,503              1.4
12.00-12.49%                                   691                   0.8                7,530,960              0.6
12.50-12.99%                                   889                   1.1               10,335,249              0.8
13.00-13.49%                                   337                   0.4                3,601,100              0.3
13.50-13.99%                                   514                   0.6                5,734,435              0.4
14.00-14.49%                                   248                   0.3                2,769,278              0.2
14.50-14.99%                                   454                   0.6                5,142,547              0.4
15.00-15.49%                                   213                   0.3                2,390,915              0.2
15.50%+                                      1,834                   2.2               18,347,198              1.4
----------------------------            ------------            ------------     --------------------      -----------
Total                                       81,957                 100.0%          $1,312,837,706            100.0%

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
                                                                              15

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


       DISTRIBUTION OF RECEIVABLES BY REMAINING TERM TO SCHEDULED MATURITY
                       AS OF THE STATISTICAL CUT-OFF DATE

                                            NO. OF                NO. OF              PRINCIPAL           PRINCIPAL
REMAINING TERM                          RECEIVABLES (#)       RECEIVABLES (%)         BALANCE ($)         BALANCE (%)
--------------                          ---------------       ---------------         -----------         -----------
0 months                                       1                   0.0%                     $60               0.0%
1- 6 months                                  243                   0.3                  483,671               0.0
7- 12 months                               1,479                   1.8                9,156,436               0.7
13 - 18 months                             1,563                   1.9               11,859,108               0.9
19 - 24 months                             2,133                   2.6               21,943,267               1.7
25 - 30 months                             2,875                   3.5               29,543,803               2.3
31 - 36 months                             5,812                   7.1               65,196,322               5.0
37 - 42 months                             8,602                  10.5              108,919,980               8.3
43 - 48 months                            13,328                  16.3              209,915,237              16.0
49 - 54 months                            15,899                  19.4              262,892,465              20.0
55 - 60 months                            15,258                  18.6              273,694,600              20.8
61 - 72 months                            12,885                  15.7              268,337,606              20.4
73 - 84 months                             1,879                   2.3               50,895,152               3.9
----------------------------           ------------           ------------     --------------------       -----------
Total                                     81,957                 100.0%          $1,312,837,706             100.0%

Column totals may not add to 100.0% due to rounding.

       DISTRIBUTION OF RECEIVABLES BY ORIGINAL TERM TO SCHEDULED MATURITY
                       AS OF THE STATISTICAL CUT-OFF DATE

                                           NO. OF                 NO. OF              PRINCIPAL             PRINCIPAL
ORIGINAL TERM                           RECEIVABLES (#)       RECEIVABLES (%)         BALANCE ($)           BALANCE (%)
-------------                           ---------------       ---------------         -----------           -----------
12 months                                      9                   0.0%                  $4,736               0.0%
13 to 18 months                               25                   0.0                   47,675               0.0
19 to 24 months                              430                   0.5                2,060,835               0.2
25 to 30 months                              135                   0.2                  700,817               0.1
31 to 36 months                            5,381                   6.6               52,718,812               4.0
37 to 42 months                              668                   0.8                6,210,967               0.5
43 to 48 months                            5,348                   6.5               58,192,115               4.4
49 to 54 months                            2,025                   2.5               20,586,193               1.6
55 to 60 months                           34,033                  41.5              527,888,273              40.2
61 to 72 months                           30,885                  37.7              566,801,417              43.2
73 to 84 months                            3,018                   3.7               77,625,867               5.9
----------------------------           ------------           ------------     --------------------       -----------
Total                                     81,957                 100.0%          $1,312,837,706             100.0%

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
                                                                              16

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


HUNTINGTON DELINQUENCY AND LOSS EXPERIENCE

The following tables set forth information relating to the delinquency and loss experience of Huntington's managed indirect auto portfolio for the periods indicated. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to Huntington's automobile and light truck loan and installment sale contracts in the future, or that the experience of the Trust Property with respect to the Receivables pledged to the Indenture Trustee for the benefit of the Noteholders, will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks and other similar vehicles. The delinquency and loss percentages may be affected by the increase in size of, and the relative lack of seasoning of, a substantial portion of the portfolio.


THE INFORMATION IN THE TABLE BELOW IS NOT INTENDED TO INDICATE OR PREDICT THE EXPECTED DELINQUENCY EXPERIENCE ON PAST, CURRENT OR FUTURE POOLS OF AUTOMOBILE LOANS FOR WHICH HUNTINGTON IS THE PRIMARY SERVICER

                        HISTORICAL DELINQUENCY EXPERIENCE

DOLLAR AMOUNTS ARE IN THOUSANDS

                               AS OF DECEMBER 31,         AS OF DECEMBER 31,         AS OF DECEMBER 31,      AS OF DECEMBER 31,
                                    2003                        2002                       2001                    2000
                             ----------------------      ----------------------     -------------------     --------------------
                              Number       Dollars        Number      Dollars        Number     Dollars      Number     Dollars
                             -------     ----------      -------    ----------      -------   ----------    --------  ----------
Number of Loans /            361,635     $4,703,711      329,735    $4,021,149      334,652   $3,867,420    333,506   $3,518,704
Principal Amount
Outstanding (1)

Delinquencies (2)

30-59 Days                     4,866        $47,571        6,577       $63,344        8,595      $83,429      7,687      $69,772

60-89 Days                     1,277        $12,114        1,880       $17,109        2,728      $26,070      2,520      $22,703

90+ Days                       1,146        $13,015        1,455       $14,987        1,868      $20,509      2,137      $20,289
                             -------     ----------      -------    ----------      -------   ----------    --------  ----------
Total                          7,289        $72,700        9,912       $95,440       13,191     $130,009     12,344     $112,765

Delinquencies (3)

30-59 Days                     1.35%          1.01%        1.99%         1.58%        2.57%        2.16%      2.30%        1.98%
60-89 Days                     0.35%          0.26%        0.57%         0.43%        0.82%        0.67%      0.76%        0.65%
90+ Days                       0.32%          0.28%        0.44%         0.37%        0.56%        0.53%      0.64%        0.58%
                             -------     ----------      -------    ----------      -------   ----------    --------  ----------
Total                          2.02%          1.55%        3.01%         2.37%        3.94%        3.36%      3.70%        3.20%

Repossession as a % of         2.05%                       2.20%                      2.03%                   1.32%
average number of
contracts outstanding

(1) Represents the aggregate principal balance of all contracts purchased and serviced by Huntington.
(2) Represents the aggregate principal balance of all accounts which are 30 or more days past due, including accounts in repossession.
(3) As a percent of the number of loans or principal amount outstanding, as applicable.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
                                                                              17

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


                           HISTORICAL LOSS EXPERIENCE

DOLLAR AMOUNTS ARE IN THOUSANDS                                                           AS OF DECEMBER 31,
                                                                   -----------------------------------------------------------------
                                                                       2003             2002              2001              2000
                                                                   ----------        ----------        ----------        ----------
Average Principal Amount Outstanding                               $4,415,433        $3,745,412        $3,700,780        $3,384,560
Average Number of Receivables Outstanding                             348,251           318,525           334,315           330,489

Gross Charge-offs (1)                                              $   69,324        $   73,706        $   75,589        $   39,251

Recoveries (2)                                                     $   17,302        $   19,423        $   16,780        $   11,921
                                                                   ----------        ----------        ----------        ----------

Net Losses                                                         $   52,022        $   54,284        $   58,809        $   27,330
Net Losses as % of Average Principal Amount
Outstanding                                                              1.18%             1.45%             1.59%             0.81%

(1) Gross Charge-Offs are defined as the remaining principal balance of the charged-off contract plus outstanding fees less the net proceeds of the liquidation of the related vehicle.
(2) Recoveries include post-liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
                                                                              18

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004

HUNTINGTON LOAN PERFORMANCE DATA

The following table sets forth information relating to the loan performance of Huntington's managed indirect automobile loan portfolio for the periods indicated. Indirect automobile and light truck loan and installment sale contracts origination vintages in 2003, 2002 and 2001 exhibited improved credit quality performance compared with the 1999 fourth quarter to 2000 fourth quarter vintage, a period when Huntington targeted a broader credit quality spectrum of borrowers. This improvement represents a specific change in credit quality focus, part of Huntington's broader commitment to improve its automobile loan underwriting standards and credit quality performance. The table below reflects vintage performance for Huntington's managed indirect automobile loan portfolios through December 31, 2003.

THE INFORMATION IN THE TABLE BELOW IS NOT INTENDED TO INDICATE OR PREDICT THE EXPECTED LOAN PERFORMANCE WITH RESPECT TO THE GS AUTO LOAN TRUST 2004-1 RECEIVABLES

        MANAGED INDIRECT AUTOMOBILE LOAN PORTFOLIO PERFORMANCE BY VINTAGE

                                                                            Loan Origination Period
                                               ----------------------------------------------------------------------------------
                                               4Q '99 to 4Q '00      1Q '01 to 4Q '01      1Q '02 to 4Q '02      1Q '03 to 4Q '03
                                               ----------------      ----------------      ----------------      ----------------
% of portfolio at December 31, 2001                    34%                   48%                  --                    --
% of portfolio at December 31, 2002                    17%                   27%                 50%                    --
% of portfolio at December 31, 2003                     7%                   14%                 28%                   50%

Cumulative loss ratios after 2 quarters              0.07%                 0.04%               0.03%                 0.02%
Cumulative loss ratios after 4 quarters              0.79%                 0.52%               0.34%                 0.30%
Cumulative loss ratios after 6 quarters              1.72%                 1.04%               0.77%                  N/A

The impact of improved underwriting is shown in the six-quarter cumulative loss ratios. For the 1999 fourth quarter to 2000 fourth quarter vintage, the six-month cumulative loss ratio for automobile loans was 1.72%. In contrast, the comparable six-quarter cumulative loss ratio for the 2001 and 2002 automobile loan vintages was lower at 1.04% and 0.77% respectively.

The lower quality 1999 fourth quarter to 2000 fourth quarter vintage represented 7% of the automobile loans outstanding at the end of 2003. This relative percentage declined from 34% at the end of 2001 and 17% at the end of 2002. Although the relative portion of the poorer quality vintage is diminishing, these loans contributed to approximately 30% of the net losses in 2003.

Huntington's management expects favorable trends in credit quality and net charge-offs entering 2004 assuming no deterioration in the economy.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004


FORD CREDIT DELINQUENCY AND LOSS EXPERIENCE

Set forth below is information about the experience of Ford Credit (unless otherwise indicated, excluding its PRIMUS division) with its portfolio of U.S. retail installment sale contracts for new and used automobiles and light-duty trucks, including previously sold contracts that Ford Credit continues to service. The information in the following two tables has been provided by Ford Credit. None of the depositor, the seller, the servicer or the indenture trustee has independently verified the accuracy or completeness of this information.

The following tables show delinquencies, repossessions and net losses as a percentage of Ford Credit's portfolio as that portfolio has grown over the periods shown. Accordingly, the delinquency, repossession and net loss percentages for the receivables pool for this transaction would likely be different than those shown.

                    FORD CREDIT DELINQUENCY EXPERIENCE (1)(2)

                                                   ----------------------  ---------------------------------------------------------
                                                     NINE MONTHS ENDED
                                                       SEPTEMBER 30,                       YEAR ENDED DECEMBER 31,
                                                   ----------------------  ---------------------------------------------------------
                                                      2003        2002        2002        2001        2000        1999        1998
                                                   ----------------------  ---------------------------------------------------------
Average Number of Contracts Outstanding
During the Period                                  5,474,721   5,986,538   5,935,288   5,752,309   5,189,649   4,489,378   3,880,082
Average Daily Delinquencies as a Percent of
Average Number of Contracts Outstanding (3)
31-60 Days (4)                                         2.46%       2.28%       2.31%       2.37%       2.38%       2.26%      2.57%
61-90 Days (4)                                         0.70%       0.41%       0.42%       0.43%       0.34%       0.25%      0.29%
Over 90 Days (5)                                       0.07%       0.29%       0.30%       0.27%       0.17%       0.10%      0.11%

(1)  Excludes its PRIMUS division.
(2) The information in the table includes U.S. retail installment sale contracts for new and used automobiles and light-duty trucks and includes previously sold contracts that Ford Credit continues to service.
(3) Starting in 2003, average daily delinquencies as a percent of average number of contracts outstanding are calculated excluding accounts in bankruptcy.
(4)  Delinquencies represent the daily average number of contracts delinquent.
(5) Delinquencies represent the average monthly end-of-period number of contracts delinquent.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                FEBRUARY 2, 2004



                 CREDIT LOSS AND REPOSSESSION EXPERIENCE (1)(2)

                                                   ----------------------  ---------------------------------------------------------
                                                     NINE MONTHS ENDED
                                                       SEPTEMBER 30,                       YEAR ENDED DECEMBER 31,
                                                   ----------------------  ---------------------------------------------------------
                                                      2003        2002        2002        2001        2000        1999        1998
                                                   ----------------------  ---------------------------------------------------------
Average Portfolio Outstanding During the
Period (Millions)
Gross                                               $73,322     $88,693     $88,135     $83,250     $73,173     $60,413     $48,568
Net                                                  72,780      78,662      78,348      72,534      63,758      52,832      41,731
Repossessions as a Percent of Average
Number of Contracts Outstanding                       3.01%       2.52%       2.63%       2.33%       2.08%       2.10%       2.52%
Net Losses as a Percent of Gross
Liquidations (3)                                      2.53%       2.35%       2.56%       2.22%       1.81%       1.67%       2.06%
Net Losses as a Percent of Average Gross
Portfolio Outstanding (3)                             1.72%       1.23%       1.33%       1.14%       0.88%       0.83%       1.07%
Net Losses as a Percent of Average Net
Portfolio Outstanding (3)                             1.73%       1.39%       1.50%       1.31%       1.01%       0.95%       1.24%

(1)      Excludes its PRIMUS division.
(2) All gross amounts and percentages are based on the gross amount scheduled to be paid on each contract including unearned finance and other charges. All net amounts and percentages are based on the net amount scheduled to be paid on each contract excluding unearned finance and other charges. The information in the table includes U.S. retail installment sale contracts for new and used automobiles and light-duty trucks and includes previously sold contracts that Ford Credit continues to service.
(3) "Net Losses" are equal to the aggregate balance of all contracts that are determined to be uncollectible in the period less any recoveries on contracts charged-off in the period or any prior periods. Net Losses include expenses associated with outside collection agencies but exclude other expenses associated with collection, repossession, and disposition of the vehicle. These other expenses are not material to the data presented. Percentages have been annualized for the nine months ended September 30, 2002 and 2003, and are not necessarily indicative of the experience for the entire year.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
                                                                              21